Exhibit 99.1

FOR IMMEDIATE RELEASE

THE WALT DISNEY COMPANY ANNOUNCES COMMENCEMENT OF

SENIOR UNSECURED NOTES OFFERING BY

THE WALT DISNEY COMPANY

AND CONCURRENT TENDER OFFERS BY

THE WALT DISNEY COMPANY AND 21ST CENTURY FOX AMERICA, INC.

BURBANK, Calif., September 3, 2019 – The Walt Disney Company (“Disney”) (NYSE: DIS) announced today the commencement of an offering (the “Offering”) of one or more series of its floating rate senior unsecured notes and fixed rate senior unsecured notes (collectively, the “New Notes”) pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (the “SEC”). The New Notes would be guaranteed by TWDC Enterprises 18 Corp., a subsidiary of Disney.

Disney intends to use the net proceeds from the Offering (i) to pay the cash consideration in the Tender Offers (as defined below), subject, in the case of the tender offer for the Disney Notes (as defined below), to the Maximum Disney Tender Cap (as defined below), any accrued and unpaid interest with respect to the Tender Offers and related fees and expenses, (ii) prepay in full the aggregate principal amount outstanding under the 364-Day Credit Agreement, dated as of March 15, 2019, among Disney, as the borrower, the lenders party thereto, Citibank, N.A., as a co-administrative agent, and JPMorgan Chase Bank, N.A., as a co-administrative agent and as the designated agent, and (iii) for general corporate purposes. The Offering is not conditioned on the completion of the Tender Offers.

The Tender Offers

Concurrently with the commencement of the Offering, Disney and its indirect subsidiary, 21st Century Fox America, Inc. (“21CFA”), have commenced cash tender offers (each, a “Tender Offer”) to purchase outstanding notes of Disney listed in the table below (the “Disney Notes”), subject to the Maximum Disney Tender Cap and in the order of priority shown in the table below, and any and all outstanding debt securities of 21CFA (the “21CFA Notes” and together with the Disney Notes, the “Tender Notes” and each a “Series” of Tender Notes).

The Disney Notes

Issuer	Notes(1)	CUSIP Number	Principal Amount Outstanding	Acceptance Priority Level	Maximum Disney Tender Cap	Early Tender Premium(2)	Reference Security	Bloomberg Reference Page	Fixed Spread (bps)(3)
Disney	8.250% Notes due 2096	254687FE1 U25497BN4	$93,881,000	1		$30.00	2.875% UST due 05/15/2049	FIT1	190 bps
Disney	7.900% Notes due 2095	254687FC5 U25497BM6	$114,658,000	2		$30.00	2.875% UST due 05/15/2049	FIT1	190 bps
Disney	7.750% Notes due 2045	254687EY8 U25497BK0	$589,505,000	3		$30.00	2.875% UST due 05/15/2049	FIT1	120 bps
Disney	6.150% Notes due 2041	254687EQ5 U25497BF1	$1,488,657,000	4		$30.00	2.875% UST due 05/15/2049	FIT1	95 bps
Disney	8.150% Notes due 2036	254687EC6 U25497AZ8	$299,003,000	5		$30.00	2.875% UST due 05/15/2049	FIT1	105 bps
Disney	7.850% Notes due 2039	254687EL6 U25497BD6	$297,134,000	6		$30.00	2.875% UST due 05/15/2049	FIT1	105 bps
Disney	6.750% Notes due 2038	254687EJ1 U25497BC8	$234,684,000	7	$1,750,000,000	$30.00	2.875% UST due 05/15/2049	FIT1	95 bps
Disney	6.900% Notes due 2039	254687EN2 U25497BE4	$588,117,000	8		$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
Disney	6.150% Notes due 2037	254687EE2 U25497BA2	$990,309,000	9		$30.00	2.875% UST due 05/15/2049	FIT1	80 bps
Disney	6.400% Notes due 2035	254687EA0 U25497AY1	$1,115,433,000	10		$30.00	2.875% UST due 05/15/2049	FIT1	75 bps
Disney	6.650% Notes due 2037	254687EG7 U25497BB0	$1,234,237,000	11		$30.00	2.875% UST due 05/15/2049	FIT1	80 bps
Disney	5.400% Notes due 2043	254687ES1 U25497BG9	$683,836,000	12		$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
Disney	8.450% Notes due 2034	254687DW3 U25497AW5	$194,866,000	13		$30.00	1.625% UST due 08/15/2029	FIT1	115 bps

(1)	The Total Consideration will be determined taking into account the par call date, if applicable, for such Series.
(2)

Per $1,000 principal amount of Disney Notes validly tendered and not validly withdrawn and accepted for purchase in the applicable Tender Offer at or prior to the Early Tender Deadline (as defined herein); included in Total Consideration.

(3)	Fixed Spread includes Early Tender Premium.

The 21CFA Notes

Issuer	Notes(1)	CUSIP Number	Principal Amount Outstanding	Early Tender Premium(2)	Reference Security	Bloomberg Reference Page	Fixed Spread (bps)(3)
21CFA	5.650% Senior Notes due 2020	90131HAP0 652482BV1	$29,018,000	$30.00	1.75% UST due 07/13/2021	FIT1	55 bps
21CFA	4.500% Senior Notes due 2021	90131HAQ8	$136,676,000	$30.00	1.750% UST due 07/13/2021	FIT1	35 bps
21CFA	3.000% Senior Notes due 2022	90131HAR6	$78,176,000	$30.00	1.500% UST due 08/15/2022	FIT1	35 bps
21CFA	8.875% Senior Debentures due 2023	90131HAS4	$51,596,000	$30.00	1.750% UST due 07/31/2024	FIT1	80 bps
21CFA	4.000% Senior Notes due 2023	90131HAA3	$15,156,000	$30.00	1.750% UST due 07/31/2024	FIT1	70 bps
21CFA	7.750% Senior Debentures due January 2024	90131HAT2 652478AR9	$13,671,000	$30.00	1.750% UST due 07/31/2024	FIT1	90 bps
21CFA	7.750% Senior Debentures due February 2024	90131HAU9 652478AU2	$21,888,000	$30.00	1.750% UST due 07/31/2024	FIT1	85 bps
21CFA	9.500% Senior Debentures due 2024	90131HAV7	$7,255,000	$30.00	1.750% UST due 07/31/2024	FIT1	85 bps
21CFA	3.700% Senior Notes due 2024	90131HAE5 90131HAC9 U88803AA6	$22,684,000	$30.00	1.750% UST due 07/31/2024	FIT1	50 bps
21CFA	8.500% Senior Debentures due 2025	90131HAW5	$13,758,000	$30.00	1.750% UST due 07/31/2024	FIT1	85 bps
21CFA	3.700% Senior Notes due 2025	90131HBW4	$7,702,000	$30.00	1.750% UST due 07/31/2024	FIT1	65 bps
21CFA	7.700% Senior Debentures due 2025	90131HAX3	$11,916,000	$30.00	1.750% UST due 07/31/2024	FIT1	90 bps
21CFA	7.430% Senior Debentures due 2026	90131HAY1	$10,501,000	$30.00	1.625% UST due 08/15/2029	FIT1	95 bps
21CFA	3.375% Senior Notes due 2026	90131HCB9 90131HCA1 U88803AF5	$13,660,000	$30.00	1.625% UST due 08/15/2029	FIT1	55 bps
21CFA	7.125% Senior Debentures due 2028	90131HAZ8	$5,875,000	$30.00	1.625% UST due 08/15/2029	FIT1	95 bps
21CFA	7.300% Senior Debentures due 2028	90131HBA2	$4,418,000	$30.00	1.625% UST due 08/15/2029	FIT1	95 bps
21CFA	7.280% Senior Debentures due 2028	90131HBB0	$4,900,000	$30.00	1.625% UST due 08/15/2029	FIT1	100 bps
21CFA	7.625% Senior Debentures due 2028	90131HBC8	$12,211,000	$30.00	1.625% UST due 08/15/2029	FIT1	95 bps
21CFA	6.550% Senior Notes due 2033	90131HBD6	$7,653,000	$30.00	1.625% UST due 08/15/2029	FIT1	110 bps
21CFA	8.450% Senior Debentures due 2034	90131HBE4	$5,134,000	$30.00	1.625% UST due 08/15/2029	FIT1	115 bps
21CFA	6.200% Senior Notes due 2034	90131HBF1 652482BH2	$15,778,000	$30.00	1.625% UST due 08/15/2029	FIT1	115 bps
21CFA	6.400% Senior Notes due 2035	90131HBG9 90131HBH7 U65249AM3	$34,567,000	$30.00	2.875% UST due 05/15/2049	FIT1	75 bps
21CFA	8.150% Senior Debentures due 2036	90131HBJ3	$997,000	$30.00	2.875% UST due 05/15/2049	FIT1	105 bps
21CFA	6.150% Senior Notes due 2037	90131HBK0	$9,691,000	$30.00	2.875% UST due 05/15/2049	FIT1	80 bps
21CFA	6.650% Senior Notes due 2037	90131HBL8	$15,763,000	$30.00	2.875% UST due 05/15/2049	FIT1	80 bps
21CFA	6.750% Senior Debentures due 2038	90131HBM6	$14,056,000	$30.00	2.875% UST due 05/15/2049	FIT1	95 bps
21CFA	7.850% Senior Notes due 2039	90131HBN4	$2,866,000	$30.00	2.875% UST due 05/15/2049	FIT1	105 bps
21CFA	6.900% Senior Notes due 2039	90131HBP9	$11,883,000	$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
21CFA	6.150% Senior Notes due 2041	90131HBQ7	$11,343,000	$30.00	2.875% UST due 05/15/2049	FIT1	95 bps
21CFA	5.400% Senior Notes due 2043	90131HAB1	$16,164,000	$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
21CFA	4.750% Senior Notes due 2044	90131HAH8 90131HAF2 U88803AB4	$11,276,000	$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
21CFA	4.950% Senior Notes due 2045	90131HBZ7	$699,000	$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
21CFA	7.750% Senior Debentures due 2045	90131HBR5	$10,495,000	$30.00	2.875% UST due 05/15/2049	FIT1	120 bps
21CFA	4.750% Senior Notes due 2046	90131HCD5	$108,000	$30.00	2.875% UST due 05/15/2049	FIT1	90 bps
21CFA	7.900% Senior Debentures due 2095	90131HBS3	$35,342,000	$30.00	2.875% UST due 05/15/2049	FIT1	190 bps
21CFA	8.250% Senior Debentures due 2096	90131HBT1	$6,119,000	$30.00	2.875% UST due 05/15/2049	FIT1	190 bps

(1)	The Total Consideration will be determined taking into account the par call date, if applicable, for such Series.
(2)

Per $1,000 principal amount of 21CFA Notes validly tendered and not validly withdrawn and accepted for purchase in the applicable Tender Offer at or prior to the Early Tender Deadline; included in Total Consideration.

(3)	Fixed Spread includes Early Tender Premium.

The terms and conditions of the Tender Offers are described in a separate Offer to Purchase dated September 3, 2019 (as it may be amended or supplemented, the “Offer to Purchase”) and related Letter of Transmittal (as it may be amended or supplemented, the “Letter of Transmittal”). The Tender Offers are subject to the satisfaction of certain conditions as set forth in the Offer to Purchase, including the receipt by Disney prior to the Expiration Date (or Early Settlement Date, if the purchasers elect to have an early settlement) of net proceeds of at least $2,000,000,000 from the Offering. Subject to applicable law, the purchasers may waive any and all of these conditions or extend, terminate or withdraw the Tender Offer with respect to one or more Series of Tender Notes and/or increase or decrease or eliminate the Maximum Disney Tender Cap. The Tender Offers are not conditioned upon any minimum amount of Tender Notes being tendered or the consummation of any Tender Offer in respect of any Series of Tender Notes. Capitalized terms used and not defined in this press release have the meanings given to them in the Offer to Purchase.

The amounts of each Series of Disney Notes that are accepted for purchase in the Tender Offer will be determined in accordance with the priorities identified in the column “Acceptance Priority Level” in the table above. Disney’s obligation to accept for purchase, based on the Acceptance Priority Levels, and to pay for, Disney Notes that are validly tendered and not validly withdrawn is limited to as many of the Disney Notes as Disney can purchase up to an aggregate purchase price (including principal and premium, but excluding accrued interest) of $1,750,000,000 (as such amount may be increased, decreased or eliminated pursuant to the terms of the Offer to Purchase, the “Maximum Disney Tender Cap”).

Any and all 21CFA Notes validly tendered and not validly withdrawn at or prior to the Early Tender Deadline, or validly tendered and not validly withdrawn after the Early Tender Deadline but at or prior to the Expiration Date, as applicable, will be accepted for purchase on the applicable Settlement Date, regardless of (a) the aggregate purchase price of such 21CFA Notes or (b) the application of the Acceptance Priority Levels or the Maximum Disney Tender Cap.

The Tender Offers will expire at 11:59 p.m., New York City time, on September 30, 2019 (as the same may be extended with respect to one or more Series of Tender Notes, the “Expiration Date”). In order to receive the applicable Total Consideration, Holders of Tender Notes must validly tender and not validly withdraw their Tender Notes before the Early Tender Deadline, which is 5:00 p.m., New York City time, on September 16, 2019 (as the same may be extended with respect to one or more Series of Tender Notes, the “Early Tender Deadline”). Holders of Tender Notes who validly tender their Tender Notes after the Early Tender Deadline and before the Expiration Date and whose Tender Notes are accepted for purchase will receive only the applicable Purchase Price, as fully described in the Offer to Purchase.

The applicable Total Consideration for each $1,000 in principal amount of Tender Notes tendered and not withdrawn before the Early Tender Deadline and accepted for purchase pursuant to the Tender Offers will be determined in the manner described in the Offer to Purchase. The consideration will be determined by reference to a fixed spread specified for each Series of Tender Notes over the yield based on the bid price of the applicable Reference Security specified in the table above, as fully described in the Offer to Purchase. The consideration will be calculated by the Dealer Managers (as defined below) at 10:00 A.M., New York City time, on September 17, 2019. The applicable Early Tender Premium for each Series of Tender Notes is set forth in the table above. The Purchase Price for the Tender Notes accepted for purchase pursuant to the Tender Offers will be calculated by taking the Total Consideration for the applicable Series of Tender Notes and subtracting from it the Early Tender Premium for such Series. In addition to the applicable Total Consideration or applicable Purchase Price, as the case may be, accrued and unpaid interest from the last interest payment date up to, but not including, the applicable Settlement Date will be paid in cash on all validly tendered Tender Notes accepted for purchase in the Tender Offers.

The purchasers reserve the right, but are under no obligation, at any point following the Early Tender Deadline and before the Expiration Date, to accept Tender Notes that have been validly tendered and not validly withdrawn for purchase on a date determined at their option (such date, if any, the “Early Settlement Date”). The Total Consideration plus accrued interest for Tender Notes that are validly tendered and not validly withdrawn on or before the Early Tender Deadline and accepted for purchase will be paid by the purchasers in same-day funds on such Early Settlement Date, if any, which is expected to occur promptly following the Early Tender Deadline, on September 18, 2019. The Purchase Price plus accrued interest for Tender Notes that are validly tendered after the

Early Tender Deadline and on or before the Expiration Date and accepted for purchase will be paid by the purchasers in same-day funds promptly following the Expiration Date (the “Final Settlement Date”). The Final Settlement Date is expected to occur promptly following the Expiration Date, on October 3, 2019.

No tenders will be valid if submitted after the Expiration Date. Holders of Tender Notes who validly tender their Tender Notes may not withdraw their Tender Notes after 5:00 p.m., New York City time, on September 16, 2019 (as the same may be extended with respect to one or more Series of Tender Notes, the “Withdrawal Deadline”), except in the limited circumstances described in the Offer to Purchase. Holders of Tender Notes who validly tender their Tender Notes after the Withdrawal Deadline but on or before the Expiration Date may not withdraw their Tender Notes except in the limited circumstances described in the Offer to Purchase.

Subject to the Maximum Disney Tender Cap, all Disney Notes validly tendered and not validly withdrawn at or before the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any validly tendered and not validly withdrawn Disney Notes having a lower Acceptance Priority Level, and all Disney Notes validly tendered after the Early Tender Deadline having a higher Acceptance Priority Level will be accepted before any Disney Notes tendered after the Early Tender Deadline having a lower Acceptance Priority Level. However, Disney Notes validly tendered and not validly withdrawn at or before the Early Tender Deadline will be accepted for purchase in priority to Disney Notes tendered after the Early Tender Deadline even if such Disney Notes tendered after the Early Tender Deadline have a higher Acceptance Priority Level than Disney Notes validly tendered and not validly withdrawn at or before the Early Tender Deadline. Disney Notes of the Series in the last Acceptance Priority Level accepted for purchase in accordance with the terms and conditions of the Tender Offers may be subject to proration so that Disney will only accept for purchase Disney Notes with an aggregate purchase price of up to the Maximum Disney Tender Cap.

General

This announcement is for informational purposes only and is not an offer to purchase or sell or a solicitation of an offer to purchase or sell, with respect to any securities.

The Offering for the New Notes is being made solely by means of a prospectus supplement and accompanying prospectus. A copy of the preliminary prospectus supplement and the accompanying prospectus may be obtained from Citigroup Global Markets Inc. (“Citigroup”), c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Tel: 1-800-831-9146, Email: prospectus@citi.com, or J.P. Morgan Securities LLC (“J.P. Morgan”), 383 Madison Avenue, 6th Floor, New York, New York 10179, Tel: 1-866-834-4666 (toll-free), 212-834-4533 (collect), Attention: Investment Grade Syndicate.

An electronic copy of the preliminary prospectus supplement, together with the accompanying prospectus, is also available on the SEC’s website, www.sec.gov.

The Tender Offers are only being made pursuant to the terms of the Offer to Purchase and Letter of Transmittal. None of the purchasers, the Dealer Managers or the Tender Agent and Information Agent is making any recommendation as to whether or not holders should tender their Tender Notes in connection with the Tender Offers.

Citigroup, J.P. Morgan, BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and RBC Capital Markets, LLC are acting as Dealer Managers (collectively, the “Dealer Managers”) and Global Bondholder Services Corporation (“GBSC”) is acting as the Tender Agent and Information Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Citigroup or J.P. Morgan, the lead Dealer Managers, at:

Citigroup 388 Greenwich Street, 7th Floor New York, New York 10013 Attn: Liability Management Group Collect: (212) 723-6106 Toll-Free: (800) 558-3745	J.P. Morgan 383 Madison Avenue, 6th Floor New York, New York 10179 Attn: Liability Management Group Collect: (212) 834-4811 Toll-Free: (866) 834-4666

Requests for documents (including the Offer to Purchase and the Letter of Transmittal, along with any amendments and supplements thereto) may be directed to GBSC at (866) 470-3900 (toll free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com.

Cautionary Notes on Forward Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Disney has based these forward-looking statements on its current expectations about future events. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance and the outcome of contingencies such as future financial results are necessarily estimates reflecting the best judgment of the management of Disney and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those factors described in more detail in Disney’s Annual Report on Form 10-K for the year ended September 29, 2018 and in any subsequent Quarterly Reports on Form 10-Q (including, for the avoidance of doubt, the Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2018 filed by TWDC Enterprises 18 Corp.) and Annual Reports on Form 10-K under Item 1A, “Risk Factors” as well as in any subsequent periodic or current reports filed with the Securities and Exchange Commission under the Exchange Act, that include “Risk Factors” or that discuss risks to us.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Disney does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Media Contact:

David Jefferson

david.j.jefferson@disney.com

818-560-4832

Investor Contact:

Lowell Singer

lowell.singer@disney.com

818-560-6601